Exhibit g(2)

APPENDIX "A"
TO
CUSTODIAN AGREEMENT
BETWEEN
The Chase Manhattan Bank and each of the following Investment
Companies
Dated as of May 19, 1999

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of August 1, 1994:

Fund                                      Portfolio                                                   Effective as of:
Fidelity Advisor Series I                 Fidelity Advisor Balanced Fund*                             August 1, 1994
                                          Fidelity Advisor Equity Growth Fund                         August 1, 1994
                                          Fidelity Advisor Equity Income Fund**                       August 1, 1994
                                          Fidelity Advisor Growth & Income Fund                       November 14, 1996
                                          Fidelity Advisor TechnoQuant Growth Fund                    November 14, 1996

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series VII               Fidelity Advisor Consumer Industries Fund                   July 18, 1996
                                          Fidelity Advisor Cyclical Industries Fund                   July 18, 1996
                                          Fidelity Advisor Financial Services Fund                    July 18, 1996
                                          Fidelity Advisor Health Care Fund                           July 18, 1996
                                          Fidelity Advisor Technology Fund                            July 18, 1996
                                          Fidelity Advisor Utilities Growth Fund                      July 18, 1996

Fidelity Advisor Series VIII              Fidelity Advisor Emerging Markets Income Fund               August 1, 1994
                                          Fidelity Advisor Overseas Fund                              August 1, 1994

Fidelity Beacon Street Trust              Fidelity Managed Currency Fund                              August 1, 1994

Fidelity Capital Trust                    Fidelity TechnoQuant Growth Fund                            October 17, 1996

Fidelity Charles Street Trust             Fidelity Asset Manager                                      August 1, 1994
                                          Fidelity Asset Manager: Growth                              August 1, 1994
                                          Fidelity Asset Manager: Income                              August 1, 1994

Fidelity Deutsche Mark Performance        Fidelity Deutsche Mark Performance Portfolio, L.P.          August 1, 1994
Portfolio, L.P.

Fidelity Devonshire Trust                 Fidelity Equity-Income Fund                                 August 1, 1994
                                          Fidelity Mid-Cap Stock Fund                                 August 1, 1994

Fidelity Financial Trust                  Fidelity Equity-Income II Fund                              August 1, 1994

Fidelity Hastings Street Trust            Fidelity Fund                                               August 1, 1994
                                          Fidelity Growth & Income II Portfolio                       March 25, 1998

Fidelity Investment Trust                 Fidelity Diversified Global Fund                            August 1, 1994
                                          Fidelity Diversified International Fund                     August 1, 1994
                                          Fidelity Emerging Markets Fund                              August 1, 1994
                                          Fidelity Europe Capital Appreciation Fund                   August 1, 1994
                                          Fidelity Europe Fund                                        August 1, 1994
                                          Fidelity International Growth & Income Fund                 August 1, 1994
                                          Fidelity International Value Fund                           August 1, 1994
                                          Fidelity Japan Fund                                         August 1, 1994
                                          Fidelity Overseas Fund                                      August 1, 1994
                                          Fidelity Pacific Basin Fund                                 August 1, 1994
                                          Fidelity Southeast Asia Fund                                August 1, 1994
                                          Fidelity Worldwide Fund                                     August 1, 1994

Fidelity Mt. Vernon Street Trust          Fidelity New Millennium Fund                                August 1, 1994

Fidelity Puritan Trust                    Fidelity Puritan Fund                                       August 1, 1994

Fidelity Revere Street Trust              Taxable Central Cash Fund                                   October 17, 1996

Fidelity School Street Trust              Fidelity International Bond Fund                            August 1, 1994
                                          Fidelity New Markets Income Fund                            August 1, 1994

Fidelity Securities Fund                  Fidelity Growth & Income Portfolio                          August 1, 1994

Fidelity Sterling Performance             Fidelity Sterling Performance Portfolio, L.P.               August 1, 1994
Portfolio, L.P.

Fidelity Trend Fund                       Fidelity Trend Fund                                         August 1, 1994

Fidelity Union Street Trust               Fidelity Export and Multinational Fund                      August 1, 1994

Fidelity Yen Performance                  Fidelity Yen Performance Portfolio, L.P.                    August 1, 1994
Portfolio, L.P.

Variable Insurance Products               Fund Equity-Income Portfolio                                August 1, 1994
                                          Overseas Portfolio                                          August 1, 1994

Variable Insurance Products Fund II       Asset Manager Portfolio                                     August 1, 1994
                                          Asset Manager: Growth Portfolio                             August 1, 1994

Variable Insurance Products Fund III      Balanced Portfolio                                          August 1, 1994
                                          Growth & Income Portfolio                                   December 19, 1996

*Fidelity Advisor Series II: Fidelity Advisor Balanced Fund moved into Fidelity Advisor Series I: Fidelity Advisor Balanced Fund effective 2/26/99.

**Fidelity Advisor Series III: Fidelity Advisor Equity Income Fund moved into Fidelity Advisor Series I: Fidelity Advisor Equity
  Income Fund effective 2/26/99.








     IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.




Each of the Investment Companies           The Chase Manhattan Bank
Listed on this Appendix "A", on behalf
of each of their respective Portfolios

By:       /s/John Costello                  By:      /s/Matthew Goad
Name:   John Costello                       Name:   Matthew Goad
Title:    Asst. Treasurer                   Title:     Vice President